UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 5, 2007

BE AEROSPACE, INC.

(Exact name of registrant as specified in charter)

DELAWARE (State or other jurisdiction of incorporation)	0-18348 (Commission File Number)	06-1209796 (I.R.S. Employer Identification No.)

1400 Corporate Center Way, Wellington, Florida (Address of principal executive offices)		33414 (Zip Code)

Registrant’s telephone number, including area code: (561) 791-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12) 2(b))
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition

On February 5, 2007, BE Aerospace, Inc. issued a press release announcing financial results for the quarter and fiscal year ended December 31, 2006. A copy of such press release is furnished herewith as Exhibit 99.1, attached hereto.

Item 9.01	Financial Statements and Exhibits
(c)	Exhibits
99.1 Press release, dated February 5, 2007, issued by BE Aerospace, Inc. announcing financial results for the quarter and fiscal year ended December 31, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BE AEROSPACE, INC. By: /s/ Thomas P. McCaffrey
Title: Senior Vice President of Administration and Chief Financial Officer Name: Thomas P. McCaffrey

Date: February 5, 2007

EXHIBIT INDEX

Exhibit No.	Description of Exhibits
99.1	Press release, dated February 5, 2007, issued by BE Aerospace, Inc. announcing financial results for the quarter and fiscal year ended December 31, 2006.